--------------------------------------------------------------------------------
                            BLACKROCK CORE BOND TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002

Dear Shareholder:

     With an economy looking to find secure footing, volatility was widespread through the overall marketplace for the semi-annual period. After the events of September 11th, investors flocked to the bond market in search of stability. However, at the onset of the period, returns in the fixed income markets were depressed as strong consumer and military spending indicated the potential for an economic recovery. Fluctuations continued into 2002 as bonds posted strong returns during the first two months of the new year. In the closing days of March, fixed income securities reversed their positive trend only to once again rally during April. For the six months ended April 30, 2002, the LEHMAN BROTHERS AGGREGATE INDEX, a broad measure of the taxable bond market, finished relatively flat at -0.01%.*

     Much of the activity in the market can be attributed to the actions of the Federal Reserve Board (the "Fed"). After eleven rate reductions in 2001, the Fed ended its accommodative monetary policy in the first quarter to assess the impact of 4.75% of monetary stimulus on the economy. While this was an acknowledgement that the country is in the early stages of economic recovery, it also signaled that rates might rise on the belief that a comeback in inflation poses the same risk as further economic weakness. In March, fixed income markets suffered following the Fed's decision to leave rates unchanged, which led the investment community to anticipate an economy in the early stages of recovery.

     Looking broadly at the fixed income market, mortgage-backed securities provided strong returns as fears of rising interest rates reduced the volume of prepayments as the speed of mortgage refinancings decreased. Corporate bonds experienced mixed returns over the period as concerns surrounding corporate earnings and accounting practices increased the event risk within that sector and impeded returns. In the wake of Enron's collapse, many companies have now begun to reduce their debt and increase credit quality. Longer-term U.S. Government bond prices (which move in the opposite direction from yields) lagged during the period with more promising economic data emerging throughout the period. However, towards the latter part of the period, we believed Treasuries were attractively priced and that rates should fall, barring a robust economic recovery.

     Closing out the period, despite rising unemployment numbers in April, U.S. manufacturing, measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels while retail sales continued to grow. Inflation levels remained relatively benign and low inventory levels should continue to support the manufacturing data. However, we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery.

     The fluctuations seen in the bond market over the last six months reemphasize the need for investors to develop a strategy that best suits their overall goals and risk tolerance. Working with a financial advisor is one of the best means of doing this and we encourage you to consult one when making an investment.

     The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,


/s/ Laurence D. Fink                                 /s/ Ralph L. Schlosstein

Laurence D. Fink                                     Ralph L. Schlosstein
Chairman                                             President

----------
* The Lehman Brothers Aggregate Index is used to measure the performance of the U.S. investment grade fixed rate bond market. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002

Dear Shareholder:

     We are pleased to present the first unaudited semi-annual report for the BlackRock Core Bond Trust (the "Trust") for the period ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHK". The Trust's investment objective is to provide current income and capital appreciation. The Trust seeks this objective by investing primarily in a diversified portfolio of investment grade debt securities. The Trust's fixed income investments will include a broad range of debt securities, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust will invest at least 75% of its total managed assets in debt securities that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. (Moody's), Standard & Poors Ratings Group (S&P), Fitch IBCA, Inc. (Fitch) or another nationally recognized rating agency, or bonds that are unrated but judged to be comparable quality by the Trust's investment advisor and/or sub-advisor. The Trust may invest its remaining assets in high yield debt securities that at the time of investment are rated Ba/BB or below by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. The Trust may invest up to 10% of its total managed assets in debt securities issued in foreign currencies.

     The table below summarizes the Trust's period ended and the high and low share prices and net asset value since inception:

                             -----------------------------------
                               4/30/02        HIGH         LOW
----------------------------------------------------------------
SHARE PRICE                     $13.96       $15.07       $13.00
----------------------------------------------------------------
NET ASSET VALUE (NAV)           $14.19       $14.42       $13.78
----------------------------------------------------------------
10-YEAR U.S. TREASURY NOTE        5.09%        5.43%        4.18%
----------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product ("GDP") during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee ("FOMC") to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher fed funds rate by year-end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern. Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by

Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     For the period, the LEHMAN BROTHERS MORTGAGE INDEX returned 1.57% versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgages saw poor performance during the first two months of the period as prepayments increased dramatically and the volume of refinancing reached record levels. The first quarter of 2002 fared much better for mortgage-backed securities, which benefited from reduced volatility and increased demand. During the first three months of 2002, refinancing activity, as measured by the MBAA Refinance Index, declined 78% from the all-time high it reached in November, helping mortgages to outperform Treasuries by 1.14% on a duration adjusted basis. Although lower coupon mortgages outperformed during November and December, decreased volatility in 2002 allowed higher coupons to outperform lower coupon issues year-to-date. Prepayments are expected to remain elevated for several months as over 25% of the mortgage coupons outstanding have an incentive to refinance. Despite increasing discussions of reform initiatives that could potentially affect FNMA and FHLMC, there has been little impact on their performance.

     For the semi-annual period, the LEHMAN BROTHERS U.S. CREDIT INDEX returned -0.45% versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. No clear pattern emerged in the corporate sector, as there was great disparity in returns among sub-sectors and individual names. The market suffered from accusations regarding accounting irregularities, earnings quality issues, off-balance sheet financing risks, and volatile equity and Treasury markets. For the period, higher quality intermediate maturity bonds outperformed lower quality investment grade issues. Following record gross new issuance of $587 billion in 2001, market expectations for supply in 2002 are lower due to reductions in capital expenditure, declining global mergers and acquisitions and a lower level of overall economic activity. Escalated accounting concerns have prompted rating agencies to consider harsher standards and have led to increasing downgrades relative to upgrades. Some firms, under widespread scrutiny, have begun to provide more transparency, which should gradually improve corporate fundamentals. Corporates suffered over the final month of the period as individual credit issues have caused some contagion, and many corporations have found they have little pricing power, which will pressure future profits.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay monthly income.

     The Trust had a large overweight in AAA securities as the portfolio was very cautious on investment grade corporates. The portfolio focused on liquid, high quality corporates with strong credit fundamentals in response to a challenging corporate market filled with accusations of accounting irregularities, earnings quality issues and off-balance sheet financing risks. The portfolio did maintain some high yield exposure, but focused on the higher part of the credit spectrum in the high yield universe, investing in only credits rated CCC or higher.

     The following chart shows the Trust's current credit quality allocations:

         -------------------------------------------------------------------
                              BLACKROCK CORE BOND TRUST
         -------------------------------------------------------------------
           CREDIT RATING*                                   APRIL 30, 2002
         -------------------------------------------------------------------
           AAA/Aaa                                                63%
         -------------------------------------------------------------------
           AA/Aa                                                   1%
         -------------------------------------------------------------------
           A/A                                                     9%
         -------------------------------------------------------------------
           BBB/Baa                                                 7%
         -------------------------------------------------------------------
           BB/Ba                                                   5%
         -------------------------------------------------------------------
           B/B                                                    14%
         -------------------------------------------------------------------
           CCC/Caa                                                 1%
         -------------------------------------------------------------------

----------
 * Using the higher of Standard &Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income market. We thank you for your investment and continued interest in the BlackRock Core Bond Trust, Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Michael P. Lustig

Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
                            BLACKROCK CORE BOND TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                               BHK
--------------------------------------------------------------------------------
  Initial Offering Date:                                    November 27, 2001
--------------------------------------------------------------------------------
  Closing Share Price as of 4/30/02:                            $13.96
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                                $14.19
--------------------------------------------------------------------------------
  Yield on Closing Share Price as of 4/30/02 ($13.96)(1):         8.60%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                    $ 0.100
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                 $ 1.200
--------------------------------------------------------------------------------

----------
(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.

(2)  The distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
BLACKROCK CORE BOND TRUST
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                      VALUE
RATING*    (000)                 DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--152.2%
                 MORTGAGE PASS-THROUGHS--49.7%
       $ 2,900   Federal Home Loan Mortgage Corp.,
                   5.25%, 1/15/06 ...............................  $  2,981,548
                 Federal National Mortgage
                   Association, TBA,
        96,000     6.00%, 5/16/17 ...............................    97,260,000
        89,000     6.50%, 5/13/32 ...............................    90,056,875
                                                                    -----------
                                                                    190,298,423
                                                                    -----------
                 U.S GOVERNMENT AND AGENCY
                 SECURITIES--40.0%
                 U.S. Treasury Bonds,
        13,630     8.00%, 11/15/21 ..............................    17,261,168
         4,350     8.125%, 8/15/19 ..............................     5,503,446
         1,905     8.50%, 2/15/20 ...............................     2,496,145
        24,990     9.25%, 2/15/16 ...............................    33,794,977
         3,730     10.375%, 11/15/12 ............................     4,728,930
                  U.S. Treasury Notes,
        19,905     3.375%, 4/30/04 ..............................    19,954,763
        45,290+    3.50%, 11/15/06 ..............................    43,605,665
         3,715+    4.875%, 2/15/12 ..............................     3,651,734
        19,940     5.75%, 11/15/05 ..............................    21,024,138
         1,360     6.125%, 8/15/07 ..............................     1,455,622
                                                                    -----------
                                                                    153,476,588
                                                                    -----------
                 CORPORATE BONDS--60.7%
                 AERO & DEFENSE--2.3%
B        3,000   Be Aerospace, Inc., Sr. Sub. Note, Ser. B,
                   8.00%, 3/01/08 ...............................     2,820,000
                 Lockheed Martin Corp.,
BBB      1,000     7.25%, 5/15/06 ...............................     1,066,003
BBB      2,250     8.20%, 12/01/09 ..............................     2,527,123
                 Northrop Grumman Corp.,
BBB-       380     7.125%, 2/15/11 ..............................       388,951
BBB-       250     7.75%, 2/15/31 ...............................       260,445
BBB-     2,000   Raytheon Co.,
                   6.55%, 3/15/10 ...............................     1,985,120
                                                                   ------------
                                                                      9,047,642
                                                                   ------------
                 AUTOMOTIVE--1.9%
B1       3,000   Collins & Aikman Prods Co., Sr. Note,
                   10.75%, 12/31/11** ...........................     3,127,500
A3       1,350   Daimler Chrysler North America Corp.,
                   7.375%, 9/15/06 ..............................     1,417,327
B        3,000   Delco Remy International, Inc.,
                   Sr. Sub. Note, 11.00%, 5/01/09 ...............     2,760,000
                                                                   ------------
                                                                      7,304,827
                                                                   ------------
                 BEVERAGE & TOBACCO--0.8%
B        3,000   National Wine & Spirits, Inc., Sr. Note,
                   10.125%, 1/15/09 .............................     3,105,000
                                                                   ------------
                 CABLE TV--2.1%
B3       3,000   Adelphia Communications Corp.,
                   Sr. Note, Ser. B,
                   9.875%, 3/01/07 ..............................     2,565,000
B+       4,000   Charter Communications Holdings,
                   Sr. Note,
                   0.75%, 10/01/09 ..............................     3,980,000
BBB      1,500   Comcast Cable Communications, Inc.,
                   Sr. Note,
                   6.875%, 6/15/09 ..............................     1,499,252
                                                                   ------------
                                                                      8,044,252
                                                                   ------------
                 CHEMICAL--2.9%
B2       3,000   Avecia Group PLC,
                   11.00%, 7/01/09 ..............................     3,135,000
                 Dow Chemical Co.,
A          600     5.75%, 12/15/08 ..............................       586,763
A           20     7.375%, 11/01/29 .............................        20,671
BB       4,000   Lyondell Chemical Co.,
                   Sr. Secured Note,
                   9.50%, 12/15/08** ............................     3,920,000
B        3,000   Resolution Performance Products, Inc.,
                   Sr. Sub. Note,
                   13.50%, 11/15/10 .............................     3,386,250
                                                                   ------------
                                                                     11,048,684
                                                                   ------------

                 CLOTHING & TEXTILES--0.7%
BB-      3,000   Levi Strauss & Co.,
                   6.80%, 11/01/03 ..............................     2,940,000
                                                                   ------------
                 CONGLOMERATES--0.9%
A          550   Honeywell International, Inc.,
                   7.50%, 3/01/10 ...............................       597,585
                 Tyco International Group SA,
BBB        260     6.125%, 1/15/09 ..............................       208,000
BBB        430     6.375%, 2/15/06 ..............................       361,200
BBB      1,050     6.75%, 2/15/11 ...............................       813,750
A+       1,250   United Technologies Corp.,
                   56.35%, 3/01/11 ..............................     1,280,142
                                                                   ------------
                                                                      3,260,677
                                                                   ------------
                 CONSUMER PRODUCTS--1.6%
BB+      3,000   American Greetings Corp., Sr. Sub. Note,
                   11.75%, 7/15/08 ..............................     3,225,000
B+       3,000   Elizabeth Arden, Inc., Sr. Secured Note,
                   Ser. B, 11.75%, 2/01/11 ......................     3,000,000
                                                                   ------------
                                                                      6,225,000
                                                                   ------------
                 ECOLOGICAL SERVICES & EQUIP.--1.3%
B+       5,000   Allied Waste North America, Inc., Ser. B,
                   10.00%, 8/01/09 ..............................     5,150,000
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                      VALUE
RATING*    (000)                 DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                 ELECTRONICS--0.6%
CCC+  $  2,500   Knowles Electronics Holdings, Inc., Sr.
                   Sub. Note,
                   13.125%, 10/15/09 ............................  $  2,162,500
                                                                   ------------
                 ENERGY--3.1%
BBB      1,475   Amerada Hess Corp.,
                   5.90%, 8/15/06 ...............................     1,493,827
BBB+       765   Anadarko Petroleum Corp.,
                   5.375%, 3/01/07 ..............................       758,064
B2       3,500   Baytex Energy Ltd.,
                   10.50%, 2/15/11 ..............................     3,605,000
BBB+     1,125   Conoco Funding Co.,
                   5.45%, 10/15/06 ..............................     1,132,080
B-       2,000   Denbury Resources, Inc.,
                   9.00%, 3/01/08 ...............................     1,940,000
B+         910   Newpark Resources, Inc., Ser. B,
                   8.625%, 12/15/07 .............................       859,950
BBB        575   Occidental Petroleum Corp., Sr. Note,
                   6.75%, 1/15/12 ...............................       590,813
A3         825   Tosco Corp.,
                   8.125%, 2/15/30 ..............................       951,357
BBB        560   Valero Energy Corp.,
                   7.50%, 4/15/32 ...............................       563,360
                                                                   ------------
                                                                     11,894,451
                                                                   ------------
                 ENTERTAINMENT--1.7%
                 AOL Time Warner, Inc.,
BBB+     1,075     5.625%, 5/01/05 ..............................     1,075,430
BBB+       200     6.875%, 5/01/12 ..............................       188,740
BBB+     2,050     7.70%, 5/01/32 ...............................     1,942,375
BBB+       570     7.625%, 4/15/31 ..............................       526,497
BBB+     1,040   TIME WARNER, INC.,
                   9.125%, 1/15/13 ..............................     1,131,249
A-       1,500   Viacom, Inc., Sr. Note,
                   7.70%, 7/30/10 ...............................     1,614,016
                                                                   ------------
                                                                      6,478,307
                                                                   ------------
                 FINANCE & BANKING--2.6%
Aa3      1,320   Bank One Corp.,
                   6.50%, 2/01/06 ...............................     1,382,769
Aa3      1,700   Barclays Bank PLC,
                   8.55%, 12/29/01** ............................     1,915,475
A          355   Bear Stearns Co., Inc.,
                   6.50%, 5/01/06 ...............................       367,741
                 Citigroup, Inc.,
Aa1      1,060     5.75%, 5/10/06 ...............................     1,090,255
Aa2      2,050     7.25%, 10/01/10 ..............................     2,197,306
Aa3        130   Credit Suisse First Boston USA,
                   5.75%, 4/15/07 ...............................       130,894
A2         760   First Union Corp., Sub. Note,
                   6.30%, 4/15/28 ...............................       771,400
A          810   Lehman Brothers Holdings, Inc.,
                   6.25%, 5/15/06 ...............................       833,523
                 Morgan Stanley Dean Witter,
AA-        185     6.60%, 4/01/12 ...............................       184,510
AA-        985     5.80%, 4/01/07 ...............................       992,052
                                                                    -----------
                                                                      9,865,925
                                                                    ------------
                 FINANCIAL INTERMEDIARIES--6.4%
A          285   Deere John Capital Corp.,
                   7.00%, 3/15/12 ...............................       292,433
                 Federal Home Loan Mortgage Corp.,
         7,845     6.875%, 9/15/10 ..............................     8,535,125
         1,700     7.00%, 3/15/10 ...............................     1,864,203
                 Ford Motor Credit Co.,
A3       2,100     6.875%, 2/01/06 ..............................     2,127,027
A3       1,365     7.875%, 6/15/10 ..............................     1,411,424
                 General Electric Capital Corp.,
AAA      1,725     5.35%, 3/30/06 ...............................     1,749,278
AAA        610     6.75%, 3/15/32 ...............................       607,682
                 General Motors Acceptance Corp.,
A2         630     6.75%, 1/15/06 ...............................       649,451
A2         590     6.875%, 9/15/11 ..............................       591,227
A2         510     7.25%, 3/02/11 ...............................       521,835
A2         780     7.75%, 1/19/10 ...............................       819,376
A2       1,980     8.00%, 11/01/31 ..............................     2,076,036
                 KFW International Finance, Inc.,
AAA      1,425     5.25%, 6/28/06 ...............................     1,453,500
                 Guaranteed Global Note,
AAA      1,200     4.75%, 1/24/07 ...............................     1,197,955
A-         545   Sears Roebuck Acceptance Corp.,
                   7.00%, 2/01/11 ...............................       560,226
                                                                   ------------
                                                                     24,456,778
                                                                   ------------

                 FOOD PRODUCTS--1.4%
B+       2,000   Fleming Co., Inc., Sr. Sub. Note, Ser. B,
                   10.625%, 7/31/07 .............................     2,055,000
                 General Mills, Inc.,
BBB+       510     5.125%, 2/15/07 ..............................       504,742
BBB+       640     6.00%, 2/15/12 ...............................       620,000
                 Kellogg Co., Ser. B,
BBB        625     6.00%, 4/01/06 ...............................       638,962
BBB        550     6.60%, 4/01/11 ...............................       564,371
A2         895   Kraft Foods, Inc.,
                   5.625%, 11/01/11 .............................       866,368
                                                                   ------------
                                                                      5,249,443
                                                                   ------------
                 FOREST PRODUCTS--1.7%
B-       1,000   AINSWORTH LUMBER CO. LTD., SR. NOTE,
                   12.50%, 7/15/07 ..............................     1,080,000
Ba2      3,425   Caraustar Industries., Inc.,
                   9.875%, 4/01/11 ..............................     3,681,875
                 Weyerhaeuser Co.,
BBB        400     6.00%, 8/01/06 ...............................       405,080
BBB        575     5.95%, 11/01/08** ............................       565,926
BBB        725     6.125%, 3/15/07** ............................       734,490
                                                                    -----------
                                                                      6,467,371
                                                                    -----------
                 HEALTH CARE--1.3%
B3       3,000   Hanger Orthopedic Group,
                   Sr. Sub. Note,
                   11.25%, 6/15/09 ..............................     3,090,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                      VALUE
RATING*    (000)                 DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                 HEALTH CARE (CONT'D)
B-    $  2,000   United Surgical Partners
                   International, Inc.,
                   10.00%, 12/15/11 .............................  $  2,070,000
                                                                   ------------
                                                                      5,160,000
                                                                   ------------
                 HOME CONSTRUCTION--0.9%
BB-      3,000   Hovnanian Enterprises, Inc.,
                   10.50%, 10/01/07 .............................     3,270,000
                                                                   ------------
                 HOTELS & CASINO--2.1%
B+       1,000   Circus & Eldorado Joint Venture,
                   1st Mortgage,
                   10.125%, 3/01/12** ...........................     1,040,000
BB-      3,000+  HMH Properties, Inc., Sr. Note, Ser. A,
                   7.875%, 8/01/05 ..............................     2,981,250
B        1,000   Resorts International Hotel & Casino,
                   1st Mortgage Note,
                   11.50%, 3/15/09** ............................       963,125
BB+      3,000   Royal Caribbean Cruises Ltd., Sr. Note,
                   8.125%, 7/28/04 ..............................     2,955,000
                                                                   ------------
                                                                      7,939,375
                                                                   ------------
                 INDUSTRIAL EQUIPMENT--1.4%
B        3,000   Terex Corp.,
                   9.25%, 7/15/11 ...............................     3,135,000
BB-      2,000   United Rentals, Inc.,
                   9.50%, 6/01/08 ...............................     2,060,000
                                                                   ------------
                                                                      5,195,000
                                                                   ------------
                 INDUSTRIALS--0.5%
BBB+     1,700   Dominion Resources, Inc., Sr. Note,
                   8.125%, 6/15/10 ..............................     1,867,215
A          225   Honeywell International, Inc.,
                   6.875%, 10/03/05 .............................       236,249
                                                                   ------------
                                                                      2,103,464
                                                                   ------------
                 INSURANCE--1.1%
A+       1,250   Allstate Corp.,
                   5.375%, 12/01/06 .............................     1,259,322
A1       1,000   Metlife, Inc., Sr. Note,
                   6.125%, 12/01/11 .............................       997,210
A+       1,250   Prudential Funding LLC,
                   6.60%, 5/15/08 ...............................     1,286,096
A-         500   Prudential Insurance Company of America,
                   8.30%, 7/01/25** .............................       541,471
                                                                   ------------
                                                                      4,084,099
                                                                   ------------
                 MEDIA--2.3%
B1       4,000   Alliance Atlantis Communications, Inc.,
                   Sr. Sub. Note,
                   13.00%, 12/15/09 .............................     4,480,000
B1       4,000   Echostar Broadband Corp., Sr. Note,
                   10.375%, 10/01/07 ............................     4,240,000
                                                                   ------------
                                                                      8,720,000
                                                                   ------------
                 OIL & GAS SERVICES--1.4%
BBB        480   Coastal Corp.,
                   7.75%, 6/15/10 ...............................       498,864
         1,000   Compagnie Generale De Geophysique,
                   Sr. Note,
                   10.625%, 11/15/07** ..........................     1,045,000
B        3,000   Dresser, Inc.,
                   9.375%, 4/15/11 ..............................     3,135,000
BBB        530   El Paso Energy Corp., Sr. Note,
                   6.75%, 5/15/09 ...............................       523,375
                                                                   ------------
                                                                      5,202,239
                                                                   ------------
                 OTHER--5.4%
A3      21,000   Targeted Return Index Securities
                   Trust, Ser. 5-2002,
                   5.97%, 1/25/07** .............................    20,597,850
                                                                   ------------
                 PHARMACEUTICALS--1.0%
AAA        300   Bristol Myers Squibb Co.,
                   4.75%, 10/01/06 ..............................       299,344
B        3,500   Physician Sales & Service, Inc.,
                   Sr. Sub. Note,
                   8.50%, 10/01/07 ..............................     3,500,000
                                                                   ------------
                                                                      3,799,344
                                                                   ------------

                 RAIL INDUSTRIES--0.5%
BBB+     1,000   Burlington Northern Santa Fe Corp.,
                   Deb., 7.95%, 8/15/30 .........................     1,110,950
BBB+       350   Canadian National Railway Co.,
                   6.90%, 7/15/28 ...............................       347,855
Baa1       375   Norfolk Southern Corp.,
                   7.05%, 5/01/37 ...............................       394,500
                                                                   ------------
                                                                      1,853,305
                                                                   ------------
                 REAL ESTATE INVESTMENT TRUST--0.4%
BBB+       775   Avalonbay Communities, Inc.,
                   8.25%, 7/15/08 ...............................       854,266
BBB+       825   ERP Operating LP,
                   6.95%, 3/02/11 ...............................       846,613
                                                                   ------------
                                                                      1,700,879
                                                                   ------------
                 RETAILERS--1.3%
B        2,000   CSK Auto, Inc., Sr. Note,
                   12.00%, 6/15/06** ............................     2,120,000
B-       1,000   Pantry, Inc.,
                   10.25%, 10/15/07 .............................       885,000
B+       2,000   Sonic Automotive, Inc., Ser. D,
                   11.00%, 8/01/08 ..............................     2,140,000
                                                                   ------------
                                                                      5,145,000
                                                                   ------------
                 SOVEREIGN & PROVINCIAL--0.8%
Baa2     1,100   Mexico Government Intl. Bond,
                   8.375%, 1/14/11 ..............................     1,174,250
Baa2     1,650   Petroleos Mexicanos,
                   9.375%, 12/02/08 .............................     1,794,936
                                                                   ------------
                                                                      2,969,186
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                      VALUE
RATING*    (000)                 DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                 SURFACE TRANSPORT--0.5%
B-    $  2,000   Pacer International, Inc., Ser. B,
                   11.75%, 6/01/07 .............................. $   1,960,000
                                                                  -------------
                 TECHNOLOGY--1.2%
B1       1,170   Filtronic PLC, Sr. Note,
                   10.00%, 12/01/05 .............................     1,178,775
Ba3      3,000   Seagate Technology, Inc.,
                   13.50%, 11/15/07** ...........................     3,600,000
                                                                  -------------
                                                                       4,778,775
                                                                  -------------
                 TELECOMMUNICATION--4.4%
B-       2,500   AMERICAN TOWER CORP., SR. NOTE,
                   9.375%, 2/01/09 ..............................     1,750,000
                 AT&T Corp., Sr. Note,
A3       3,000     7.30%, 11/15/11** ............................     2,723,532
A3         810     8.00%, 11/15/31** ............................       725,416
BBB        120   Citizens Communications Co., Sr. Note,
                   9.00%, 8/15/31 ...............................       125,700
BBB+       175   Deutsche Telekom International,
                   8.00%, 6/15/10 ...............................       183,211
B1       5,000   Nextel Communications, Sr. Note,
                   9.50%, 2/01/11 ...............................     3,425,000
BBB-     1,125   Qwest Capital Funding, Inc.,
                   7.00%, 8/03/09 ...............................       810,000
B-       3,000   Rural Cellular Corp., Sr. Sub. Note,
                   9.75%, 1/15/10** .............................     2,445,000
A+       1,385   Verizon Global Funding Corp.,
                   7.25%, 12/01/10 ..............................     1,398,681
Aa2        790   Verizon Pennsylvania, Inc., Ser. A,
                   5.65%, 11/15/11 ..............................       714,441
A        1,400   Vodafone Airtouch PLC,
                   7.75%, 2/15/10 ...............................     1,492,875
                 Worldcom, Inc.,
BBB        265     7.50%, 5/15/11 ...............................       121,900
BBB      2,395     8.25%, 5/15/10 - 5/15/31 .....................     1,135,324
                                                                  -------------
                                                                     17,051,080
                                                                  -------------
                 UTILITIES--2.2%
                 AES Corp., Sr. Note,
Ba1      3,000     8.75%, 12/15/02 - 6/15/08 ....................     2,630,000
B+       1,000   Calpine Corp., Sr. Note,
                   10.50%, 5/15/06 ..............................       940,000
                 DTE Energy Co., Sr. Note,
BBB        250     6.00%, 6/01/04 ...............................       255,000
BBB      1,050     6.45%, 6/01/06 ...............................     1,077,935
BBB+       805   Exelon Corp., Sr. Note,
                   6.75%, 5/01/11 ...............................       810,764
Baa2       850   First Energy Corp., Ser. C,
                   7.375%, 11/15/31 .............................       790,451
                 Progress Energy, Inc., Sr. Note,
Baa1     1,675     6.75%, 3/01/06 ...............................     1,734,143
Baa1       380     6.85%, 4/15/12 ...............................       386,988
                                                                  -------------
                                                                      8,625,281
                                                                  -------------
                 Total Corporate Bonds ..........................   232,855,734
                                                                  -------------
                 COMMERCIAL MORTGAGE
                 BACKED SECURITIES--1.8%
AAA      2,560   Capco America Securitization Corp.,
                   6.26%, 9/15/08 ...............................     2,658,571
AAA      3,957   Chase Commercial Mortgage
                   Securities Corp.,
                   7.37%, 2/19/07 ...............................     4,253,367
                                                                  -------------
                                                                      6,911,938
                                                                  -------------
                 Total Long-Term Investments
                   (cost $583,534,072) ..........................   583,542,683
                                                                  -------------
                 SHORT-TERM INVESTMENTS--0.6%
                 REPURCHASE AGREEMENT
         2,300   Federal Home Loan Bank,
                   1.79%, 5/01/02 ...............................     2,300,000
                                                                  -------------
                 Total investments--152.8%
                   (cost $585,834,072) ..........................   585,842,683
                 Liabilities in excess of other
                   assets--(52.8)% ..............................  (202,419,710)
                                                                  -------------
                 NET ASSETS--100% ............................... $ 383,422,973
                                                                  =============

----------
*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 12.0% of its net assets in securities restricted as to sale.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK CORE BOND TRUST
STATEMENT OF ASSETS
AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $585,834,072)
  (Note 1) .................................................... $585,842,683
Cash ..........................................................       20,488
Receivable from investments sold ..............................   13,993,104
Interest and other receivables ................................    9,387,727
Other assets ..................................................        2,322
                                                                ------------
                                                                 609,246,324
                                                                ------------
Liabilities
Reverse repurchase agreement ..................................   10,270,250
Payable for investments purchased .............................  215,247,098
Interest payable ..............................................       10,982
Investment advisory fee payable (Note 2) ......................      201,987
Other accrued expenses ........................................       93,034
                                                                ------------
                                                                 225,823,351
                                                                ------------
NET ASSETS .................................................... $383,422,973
                                                                ============

Net investment assets were comprised of:
    Common shares of beneficial interest:
      Par value (Note 4) ...................................... $     27,019
      Paid-in capital in excess of par . ......................  386,241,969
                                                                ------------
                                                                 386,268,988
Undistributed net investment income ...........................    2,078,589
Accumulated net realized loss .................................   (4,933,215)
Net unrealized appreciation ...................................        8,611
                                                                ------------
Net assets, April 30, 2002 .................................... $383,422,973
                                                                ============
NET ASSET VALUE PER SHARE OF
   ($383,422,973 / 27,018,774 common
   shares of beneficial interest issued
   and outstanding) ...........................................       $14.19
                                                                      ======
--------------------------------------------------------------------------------
BLACKROCK CORE BOND TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 30, 2001(1) THROUGH
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of interest expense
     of $53,208) ..............................................  $14,452,645
                                                                 -----------
Expenses
   Investment advisory ........................................    1,291,327
   Reports to shareholders ....................................       52,913
   Custodian ..................................................       52,598
   Organization ...............................................       35,000
   Trustees ...................................................       30,899
   Independent accountants ....................................       25,778
   Legal ......................................................       21,017
   Transfer agent .............................................       18,914
   Registration ...............................................       15,609
   Miscellaneous ..............................................       23,428
                                                                 -----------
   Total expenses .............................................    1,567,483
                                                                 -----------
Net investment income .........................................   12,885,162
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized loss on investments ..............................   (4,933,215)
Net change in unrealized appreciation
   on investments .............................................        8,611
                                                                  ----------
Net loss on investments .......................................   (4,924,604)
                                                                  ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..................................  $ 7,960,558
                                                                 ===========
(1) Commencement of investment operations (Note 1).

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------
BLACKROCK CORE BOND TRUST
STATEMENT OF CASH FLOWS
FOR THE PERIOD NOVEMBER 20, 2001(1)
THROUGH APRIL 30, 2002 (UNAUDITED)
-----------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
   from operations ........................................... $   7,960,558
                                                               -------------
Increase in investments ......................................  (590,767,287)
Net realized loss ............................................     4,933,215
Increase in unrealized appreciation ..........................        (8,611)
Increase in receivable for investments sold ..................   (13,993,104)
Increase in interest receivable ..............................    (9,387,727)
Increase in other assets .....................................        (2,322)
Increase in payable for investments purchased ................   215,247,098
Increase in interest payable .................................        10,982
Increase in accrued expenses .................................       295,021
                                                               -------------
   Total adjustments .........................................  (393,672,735)
                                                               -------------
Net cash flows used for operating activities ................. $(385,712,177)
                                                               =============
INCREASE IN CASH
Net cash flows used for operating activities ................. $(385,712,177)
                                                               -------------
Cash flows provided by financing activities:
   Capital Contributions .....................................   386,268,988
   Increase in reverse repurchase agreements .................    10,270,250
   Cash dividends paid .......................................   (10,806,573)
                                                               -------------
Net cash flows provided by financing activities ..............   385,732,665
                                                               -------------
   Net increase in cash ......................................        20,488
                                                               -------------
   Cash at beginning of period ...............................            --
                                                               -------------
   Cash at end of period ..................................... $      20,488
                                                               =============

--------------------------------------------------------------------------------
BLACKROCK CORE BOND TRUST
STATEMENT OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                              FOR THE PERIOD
                                                            NOVEMBER 30, 2001(1)
                                                                 THROUGH
                                                              APRIL 30, 2002
                                                            --------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income ........................................  $ 12,885,162
Net realized loss on investments .............................    (4,933,215)
Net change in unrealized
   appreciation on investments ...............................         8,611
                                                                ------------
Net increase in net investment assets
   resulting from operations .................................     7,960,558
                                                                ------------
DIVIDENDS:
From net investment income ...................................   (10,806,573)
                                                                ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from the issuance
   of common shares ..........................................   357,484,731
Common shares issued in connection with
   the reinvestment of common dividends ......................       134,257
Net proceeds from underwriters'
   over-allotment option exercised ...........................    28,650,000
                                                                ------------
   Net proceeds from capital share transactions ..............   386,268,988
                                                                ------------
      Total increase .........................................   383,422,973
                                                                ------------
NET ASSETS
Beginning of period ..........................................            --
                                                                ------------
End of period (including undistributed
   net investment income of $2,078,589) ......................  $383,422,973
                                                                ============
----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK CORE BOND TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                           NOVEMBER 30, 2001(1)
                                                                 THROUGH
                                                             APRIL 30, 2002
                                                             ---------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2) ......................   $  14.33
                                                                 --------
Investment operations:
   Net investment income .....................................       0.48
   Net realized and unrealized loss
      on investments .........................................      (0.19)
                                                                 --------
Net increase from investment operations ......................       0.29
                                                                 --------
Dividends from net investment income .........................      (0.40)
                                                                 --------
Capital changes with respect to issuance of shares: ..........      (0.03)
                                                                 --------
Net asset value, end of period(2) ............................   $  14.19
                                                                 ========
Market value, end of period(2) ...............................   $  13.96
                                                                 ========
TOTAL INVESTMENT RETURN(3) ...................................      (4.23)%
                                                                 ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS(4):
Operating expenses ...........................................       1.00%
Operating expenses and interest expense ......................       1.03%
Net investment income ........................................       8.24%

SUPPLEMENTAL DATA:
Average net assets (000) .....................................   $375,650
Portfolio turnover ...........................................        163%
Net assets, end of period (000) ..............................   $383,423
Borrowing outstanding, end of period (000) ...................   $ 10,270
Asset coverage(5) ............................................   $ 38,333

----------
(1) Commencement of investment operations. This information includes the initial investments by BlackRock Advisors, Inc. Net assets value immediately after the closing of the public offering was $14.30. (Note 1)
(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for less than a full year is not annualized. Past performance is not a guarantee of future results.
(4)  Annualized.
(5)  Per $1,000 of borrowings outstanding.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK CORE BOND TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Core Bond Trust (the "Trust") was organized as a Delaware business trust on October 12, 2001, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until October 15, 2001, when it sold 9,425 common shares for $135,014 to BlackRock Advisors, Inc. Investment operations commenced on November 30, 2001. The Trust's investment objective is to provide current income and capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Trustees.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

    Details of open financial futures contracts at April 30, 2002 are as follows:

                                                        VALUE AT    UNREALIZED
NUMBER OF                    EXPIRATION   VALUE AT      APRIL 30,  APPRECIATION
CONTRACTS        TYPE           DATE     TRADE DATE       2002    (DEPRECIATION)
---------        ----         --------    --------      -------    ------------
LONG POSITION:
   375     5 yr. U.S. T-Bond   Jun. 02   $39,121,524   $39,767,578    $646,054
   165    10 yr. U.S. T-Bond   Jun. 02    24,782,857    24,759,625     (23,232)
   242    30 yr. U.S. T-Bond   Jun. 02    17,292,619    17,417,813     125,194
                                                                      --------
                                                                      $748,016
                                                                      ========

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on October 15, 2001, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

    The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc. BlackRock Financial
Management,  Inc., a  wholly-owned  subsidiary  of  BlackRock,  Inc.,  serves as sub-advisor to the Trust. BlackRock Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administrative services.

    The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly managed assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the period ended April 30, 2002 was $1,291,327.

    Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investments, other than short-term investments, for the period ended April 30, 2002, aggregated $1,513,567,888 and $918,941,157, respectively.

    The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC or one of its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC or one of its affiliates, including Midland Loan Services, Inc.

    The federal income tax basis of the Trust's investments at April 30, 2002 was the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $8,611 (gross un-realized appreciation--$11,337,955; gross unrealized depreciation--$11,329,344).

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, thirdparty broker-dealers as determined by and under the direction of the Trust's Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

    The average daily balance of reverse repurchase agreements outstanding during the period ended April 30, 2002 was approximately $11,197,595 at a weighted average interest rate of approximately 1.52%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $12,255,000 as of January 31, 2001 which was 1.7% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

    The average monthly balance of dollar rolls outstanding during the period November 30, 2001 (commencement of operations) to April 30, 2002 was approximately $154,300,000. The maximum amount of dollar rolls outstanding at any month-end during the period was $194,591,052 as of February 28, 2002, which was 32.4% of the total assets.

NOTE 5. CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 27,018,774 common shares of beneficial interest outstanding at April 30, 2002, the Advisor owned 9,425 shares.

    Transactions in common shares of beneficial interest for the period November 30, 2001 (commencement of investment operations) to April 30, 2002, were as follows:

    Shares issued in connection with
      initial public offering*                                   27,009,425
    Common shares issued in connection
      with the reinvestment of common
      dividends                                                       9,349
                                                                 ----------
    Net shares outstanding                                       27,018,774
                                                                 ==========

*This information includes the initial investment by BlackRock Advisors, Inc.

    Offering costs of $775,283 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

NOTE 6. DIVIDENDS

Subsequent to April 30, 2002, the Board of Trustees of the Trust declared dividends from undistributed earnings of $0.10 per share payable May 31, 2002, to shareholders of record on May 15, 2002.

--------------------------------------------------------------------------------
                            BLACKROCK CORE BOND TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

       Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

       The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

       Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

       The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

       The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

--------------------------------------------------------------------------------
                            BLACKROCK CORE BOND TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

       There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

       Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.A

The Annual Meeting of Shareholders was held May 23, 2002 to vote on the following matter:

To elect two Trustees as follows:

TRUSTEE:                                CLASS           TERM           EXPIRING
-------                                 -----           -----           -------
Richard E. Cavanagh                       I            3 years           2005
James Clayburn La Force, Jr.              I            3 years           2005

       Trustees whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

       Shareholders elected the two Trustees. The results of the voting were as follows:

                                      VOTES FOR     VOTES AGAINST    ABSTENTIONS
                                      --------      ------------     ----------
Richard E. Cavanagh                  25,710,910          --            166,111
James Clayburn La Force, Jr.         25,697,184          --            179,837

       Laurence D. Fink, Chairman of the Trust's Board of Trustees, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Laurence D. Fink--Chief Executive
Officer of the Advisor and Chairman and CEO of the Sub-Advisor, Ralph L. Schlosstein--Director and President of the Advisor and the Sub-advisor, Robert
S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert--Director and Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay--Managing Director of the Advisor and the Sub-Advisor, Anne Ackerley--Managing Director of the advisor and the Sub-Advisor, Dennis Schaney, Richard M. Shea and James Kong--Managing Directors of the Sub-Advisor.

--------------------------------------------------------------------------------
                            BLACKROCK CORE BOND TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

BlackRock Core Bond Trust's investment objective is to provide current income and capital appreciation.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal market conditions, the Trust expects to be fully invested in debt securities. The Trust invests at least 75% of its total managed assets in debt securities that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades ("Baa" or "BBB" or better by Moody's Investors Service, Inc. (Moody's), Standard &Poors Ratings Group (S&P), Fitch IBCA, Inv. (Fitch) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and/or sub-advisor. The Trust may invest its remaining assets in high yield bonds that at the time of investment are rated "C" or above by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. The Trust's fixed income investments include a broad range of debt securities, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor seeks to meet the Trust's investment objective by managing the assets of the Trust so as to provide current income and capital appreciation. Under current market conditions, the duration of the Trust is expected to be within +/- 20% of the duration of the ten-year Treasury note. In seeking the investment objective, the Advisor may actively manage among various types of securities in different interest rate environments.

The Advisor anticipates investing in corporate bonds the investment return of which reflects interest on the security and changes in the market value of the security. The Advisor's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific, bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit trends before market recognition.

The Trust also invests in bonds that are believed by the Advisor to be underrated or undervalued or have the potential for above-average current income and capital appreciation. The Trust's investment in underrated or undervalued bonds is based on the Advisor's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value.

The lowest rated bonds in which the Trust may invest are securities rated in the category "C" or determined by the Advisor to be of comparable quality at the time of purchase. The Trust may also invest in mortgage-related securities. Traditional residential mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. Mortgage-backed securities typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

The Trust may also invest in debt securities issued in foreign currencies and emerging market countries. With respect to debt securities of foreign issuers, the Trust intends to invest primarily in securities of governments or established companies based in developed countries, the value of which may be adversely affected by risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Investment in debt securities of issuers based in underdeveloped emerging markets entails heightened risks of investing in foreign securities.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUSTS

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the investment objective of the Trust is to provide current income and capital appreciation, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BHK) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total managed assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAAby S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

--------------------------------------------------------------------------------
                            BLACKROCK CORE BOND TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-         Mortgage  instruments with interest rates that
BACKED SECURITIES (ARMS):         adjust at periodic intervals at a fixed amount
                                  over the market  levels of  interest  rates as
                                  reflected  in  specified  indexes.   ARMS  are
                                  backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:          Securities   backed   by   various   types  of
                                  receivables such as automobile and credit card receivables.

CLOSED-END FUND:                  Investment  vehicle which  initially  offers a
                                  fixed  number of shares  and trades on a stock
                                  exchange.  The Trust invests in a portfolio of
                                  securities  in  accordance   with  its  stated
                                  investment objectives and policies.

DISCOUNT:                         When a Trust's net asset value is greater than
                                  its market price, the Trust is said to be trading at a discount.

DIVIDEND:                         Income  generated by securities in a portfolio
                                  and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders  may elect to have all  dividends
                                  and    distributions    of    capital    gains
                                  automatically   reinvested   into   additional
                                  shares of the Trust.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  government,   or  one  of  its   agencies   or
                                  instrumentalities, such as GNMA and FHLMC.

INTEREST-ONLY SECURITIES:         Mortgage   securities   including   CMBS  that
                                  receive only the  interest  cash flows from an
                                  underlying   pool   of   mortgage   loans   or
                                  underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING RATE MORTGAGE:   Mortgage  instruments with coupons that adjust
                                  at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                     Price per share of a  security  trading in the
                                  secondary market. For a closed-end fund, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET  VALUE  (NAV):          Net asset value is the total  market  value of
                                  all  securities  and other  assets held by the
                                  Trust,   including   income   accrued  on  its
                                  investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE
                                  WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:        Mortgage  securities  that  receive  only  the
                                  principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

REVERSE                           In a reverse repurchase  agreement,  the Trust
REPURCHASE AGREEMENTS:            sells securities and agrees to repurchase them
                                  at a mutually  agreed  date and price.  During
                                  this time, the Trust  continues to receive the
                                  principal  and  interest  payments  from  that
                                  security.  At the end of the  term,  the Trust
                                  receives  the same  securities  that were sold
                                  for  the  same  initial   dollar  amount  plus
                                  interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED          Arrangements  in  which  a pool of  assets  is
SECURITIES:                       separated   into  two  classes   that  receive
                                  different  proportions  of  the  interest  and
                                  principal    distributions   from   underlying
                                  mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
-------------------------------------------------------------------------------------------
                                                                       STOCK       MATURITY
PERPETUAL TRUSTS                                                       SYMBOL        DATE
                                                                       ------      --------
The BlackRock Income Trust Inc.                                         BKT           N/A
The BlackRock North American Government Income Trust Inc.               BNA           N/A
The BlackRock High Yield Trust                                          BHY           N/A
BlackRock Core Bond Trust                                               BHK           N/A
BlackRock Strategic Bond Trust                                          BHD           N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                 BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                        BQT          12/04
The BlackRock Advantage Term Trust Inc.                                 BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.               BCT          12/09

TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------
                                                                       STOCK       MATURITY
PERPETUAL TRUSTS                                                       SYMBOL        DATE
                                                                       ------      --------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY           N/A
The BlackRock Pennsylvania Strategic Municipal Trust                    BPS           N/A
The BlackRock Strategic Municipal Trust                                 BSD           N/A
BlackRock California Municipal Income Trust                             BFZ           N/A
BlackRock Municipal Income Trust                                        BFK           N/A
BlackRock New York Municipal Income Trust                               BNY           N/A
BlackRock New Jersey Municipal Income Trust                             BNJ           N/A
BlackRock Florida Municipal Income Trust                                BBF           N/A
BlackRock New York Municipal Bond Trust                                 BQH           N/A
BlackRock Virginia Municipal Bond Trust                                 BHV           N/A
BlackRock Florida Municipal Bond Trust                                  BIE           N/A
BlackRock Municipal Bond Trust                                          BBK           N/A
BlackRock Maryland Municipal Bond Trust                                 BZM           N/A
BlackRock New Jersey Municipal Bond Trust                               BLJ           N/A
BlackRock California Municipal Bond Trust                               BZA           N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT          12/10
BlackRock California Municipal 2018 Term Trust                          BJZ          12/18
BlackRock New York Municipal 2018 Term Trust                            BLH          12/18
BlackRock Municipal 2018 Term Trust                                     BPK          12/18


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

       BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

       BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

       BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

       BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, some of which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

       In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

[LOGO] BLACKROCK

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Dennis Schaney, VICE PRESIDENT
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

SUB ADVISOR
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL -  INDEPENDENT TRUSTEES
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

    The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

    This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any Trust shares.

    Statements and other information contained in this report are as dated and are subject to change.

                            BLACKROCK CORE BOND TRUST
                           c/o BlackRock Advisors Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM

[LOGO] Printed on recycled paper                                     09249E-10-1


[LOGO] BLACKROCK
CORE BOND
TRUST
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 2002

[LOGO](SM) BLACKROCK